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                                                                    EXHIBIT 21.1


         The following companies will constitute all of the subsidiaries of the Registrant as of the consummation of this offering:


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                                                  STATE OR OTHER JURISDICTION OF
           SUBSIDIARY                             INCORPORATION OR ORGANIZATION
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
National Tank Company (1)                                  Delaware
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NTC Technical Services, Inc. (1)                           Delaware
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NATCO (U.K.) Ltd. (2)                                      United Kingdom
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The Cynara Company (3)                                     Delaware
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NATCO Oilfield Construction, Inc. (3)                      California
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Oilfield Construction Company, Inc. (4)                    California
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NATCO Japan Company, Ltd. (5)                              Japan
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National Tank Company S.A. (3)                             Venezuela
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NATCO Canada, Ltd. (3)                                     Canada
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NATCO London, Inc. (3)                                     Delaware
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Total Engineering Services Team, Inc. (3)                  Louisiana
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TEST, Inc. (6)                                             Louisiana
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TEST International (6)                                     Cayman Islands
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TPS Nigeria Ltd. (7)                                       Nigeria
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TEST Saudi Arabia Ltd. (7)                                 Saudi Arabia
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

(1)      Wholly-owned subsidiary of the Registrant
(2)      99%-owned subsidiary of [NATCO Holdings, Inc.
(3)      Wholly-owned subsidiary of National Tank Company
(4)      Wholly-owned subsidiary of NATCO Oilfield Construction, Inc.
(5)      85%-owned subsidiary of National Tank Company
(6)      Wholly-owned subsidiary of Total Engineering Services Team, Inc.
(7)      50%-owned subsidiary of Total Engineering Services Team, Inc.